UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2006


                         NMS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                     0-23282                   04-2814586
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
       of incorporation)                                     Identification No.)


                             100 Crossing Boulevard
                         Framingham, Massachusetts 01702
                    (Address of principal executive offices)


                                  508-271-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement

     On December 28, 2006, NMS Communications Corporation (the "Company") entered into a sublease agreement (the "Sublease") with Genzyme Corporation (the "Sublessee") to sublease office space located at 200 Crossing Boulevard, Framingham, Massachusetts and consisting of approximately 28,680 square feet (the "Subleased Space"). The Subleased Space was formerly used by the Company as supplementary conference, training and corporate office space in addition to its corporate headquarters located at 100 Crossing Boulevard, Framingham, Massachusetts and is currently subject to a Lease Agreement dated as of April 1, 2000 (the "Lease") between NDNE 9/90 200 Crossing Boulevard LLC (the "Landlord") and the Company. In addition to the Subleased Space, the Company also currently leases approximately 16,790 square feet of additional office space at 200 Crossing Boulevard under the Lease (the "Additional Space"), which the Company has not occupied since 2001 and has subleased to another subtenant.

     The term of the Sublease will commence on February 1, 2007, and will end on May 30, 2012. Under the Sublease, the Company will receive monthly rental payments of approximately $43,020.00 from February 1, 2007 through January 31, 2009, $45,410.00 from February 1, 2009 through January 31, 2010, and $47,800.00 from February 1, 2010 through May 30, 2012. The Sublease also provides for the payment of additional rent to the Company for certain operating expenses and taxes. Provided that the Sublessee is not in default under the Sublease, the Sublessee may terminate the Sublease effective as of January 15, 2010 if it provides the Company with notice of such early termination on or before April 15, 2009 and payment of all unamortized transaction costs (including brokerage and legal fees amortized on a straight-line basis over the term of the Sublease) plus three months rent at the then applicable monthly rate.

ITEM 2.05 Costs Associated with Exit or Disposal Activities

     In connection with the Sublease, as further described in Item 1.01 above, the Company has exited its facility located at 200 Crossing Boulevard, Framingham, Massachusetts, as of December 31, 2006. The Company expects that this action, which is part of its ongoing efforts to reduce its operating expenses, will have no material impact on its business operations. The Company expects that during the fourth quarter of fiscal year 2006 it will recognize pre-tax restructuring costs of approximately $1,400,000 related to the exit from the Subleased Space.

     In 2001 and 2002, the Company recorded restructuring charges related to the difference between committed lease payments and the estimated sublease rental income for the Additional Space. During the fourth quarter of 2006, the Company updated its estimates of the sublease rental income based on the signing of the Sublease and the current and expected market conditions. As a result, the Company expects to incur additional pre-tax restructuring costs of approximately $900,000 during the fourth quarter of fiscal year 2006. This charge has been estimated for the remaining lease term of the Additional Space. The total pre-tax restructuring charges that the Company expects to recognize in the fourth quarter of fiscal year 2006 related to these actions is approximately $2,300,000.

     In addition, the Company has determined that the guidance it previously provided in its Current Report on Form 8-K filed on November 8, 2006 which stated that the Company's operating expenses would likely increase in the fourth quarter of 2006 due to additional restructuring costs that were expected to range from $1,200,000 to $1,500,000 should be updated as the Company now expects such additional restructuring costs will range from $1,800,000 to $1,900,000. These restructuring costs relate primarily to employee termination expenses and are in addition to the approximately $2,300,000 of restructuring costs that the Company estimates it will incur in the fourth quarter of 2006 as described above. Substantially all of the foregoing costs related to the employee terminations and to the exit activities described above will result in future cash expenditures.

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     The Company will amend this Report if it determines that its current estimates for restructuring charges will vary significantly from the estimates provided in this Report.


Safe Harbor Statement

Statements in this document expressing the beliefs, estimates and expectations of management regarding future performance may be construed as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation those statements related to the Company's plan to exit its facility located at 200 Crossing Boulevard, Framingham, Massachusetts and the estimated costs and expenses resulting from such action and the Company's guidance with respect to additional fourth quarter 2006 restructuring costs. These statements are based on management's expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, uncertainty in communications spending, the implementation of the Company's strategic repositioning and market acceptance of the Company's new solutions strategy, quarterly fluctuations in financial results, the Company's ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from the Company's contract manufacturer and product component vendors and other risks. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2005. In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change. Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NMS COMMUNICATIONS CORPORATION


                                          By: /s/ Robert P. Schechter
                                              ----------------------------------
                                              Robert P. Schechter
                                              President, Chief Executive Officer
                                              and Chairman of the Board of
                                              Directors

     Date: January 5, 2007